                                  EXHIBIT 10.69

                              Seventh Amendment to

                           Purchase and Sale Agreement

                             dated February 6, 2004

                                SEVENTH AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

                                  by and among

                        Riverchase Assisted Living, Ltd.
                        Senior Lifestyle Heritage, L.L.C.
                Integrated Management - Carrington Pointe, L.L.C.
            Integrated Living Communities of West Palm Beach, L.L.C.
                  Senior Lifestyle Newport Limited Partnership
                 Senior Lifestyle Pinecrest Limited Partnership
                 Senior Lifestyle Prosperity Limited Partnership
                Integrated Living Communities of Sarasota, L.L.C.
                      Olympia Fields Senior Housing, L.L.C.
                  Senior Lifestyle East Bay Limited Partnership
                Senior Lifestyle Emerald Bay Limited Partnership
                              Greenwich Bay, L.L.C.
                 Senior Lifestyle North Bay Limited Partnership
                Senior Lifestyle Sakonnet Bay Limited Partnership
                             South Bay Manor, L.L.C.
                           West Bay Manor, L.L.C. and
                  Integrated Living Communities of Dallas, L.P.

                            collectively, as Sellers,

                                       and

                  CNL Retirement Corp., a Florida corporation,

                                  as Purchaser

                                February 6, 2004

                                SEVENTH AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

         THIS SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made effective as of February 6, 2004 by and among (i) (1) Riverchase Assisted Living, Ltd., a Texas limited partnership, (2) Senior Lifestyle Heritage, L.L.C, a Delaware limited liability company, (3) Integrated Management - Carrington Pointe, L.L.C., a Delaware limited liability company,
(4) Integrated Living Communities of West Palm Beach, L.L.C. , a Delaware limited liability company, (5) Senior Lifestyle Newport Limited Partnership, a Delaware limited partnership, (6) Senior Lifestyle Pinecrest Limited Partnership, a Delaware limited partnership, (7) Senior Lifestyle Prosperity Limited Partnership, a Delaware limited partnership, (8) Integrated Living Communities of Sarasota, L.L.C., a Delaware limited liability company, (9) Olympia Fields Senior Housing, L.L.C., a Delaware limited liability company,
(10) Senior Lifestyle East Bay Limited Partnership, a Delaware limited partnership, (11) Senior Lifestyle Emerald Bay Limited Partnership, a Delaware limited partnership, (12) Greenwich Bay, L.L.C., a Delaware limited liability company, (13) Senior Lifestyle North Bay Limited Partnership, a Delaware limited partnership, (14) Senior Lifestyle Sakonnet Bay Limited Partnership, a Delaware limited partnership, (15) South Bay Manor, L.L.C., a Delaware limited liability company, (16) West Bay Manor, L.L.C., and (17) Integrated Living Communities of Dallas, L.P., a Delaware limited partnership (each a "Seller" and collectively, "Sellers"), and (ii) CNL Retirement Corp., a Florida corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Sellers and Purchaser entered into a Purchase and Sale Agreement dated as of December 19, 2003 (the "Base Agreement"), as amended by that certain First Amendment to Purchase and Sale Agreement dated December 30, 2003 (the "First Amendment"), that certain Second Amendment to Purchase and Sale Agreement dated December 31, 2003 (the "Second Amendment"), that certain Third Amendment to Purchase and Sale Agreement, dated January 5, 2004 (the "Third Amendment"), that certain Fourth Amendment to Purchase and Sale Agreement, dated January 16, 2004 (the "Fourth Amendment"), and that certain Fifth Amendment to Purchase and Sale Agreement, dated as of January 20, 2004 (the "Fifth Amendment"), and by that certain Sixth Amendment to Purchase and Sale Agreement, dated as of February 2, 2004 (the "Sixth Amendment") (collectively with the Base Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, the "Original Agreement") with respect to the purchase and sale of nineteen (19) senior living facilities.

         WHEREAS, Sellers and Purchaser wish to amend the Original Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Sellers and Purchaser hereby agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms used in this Amendment and not defined elsewhere herein shall have the meanings set forth on the Original Agreement.

SECTION 2. AMENDMENTS.

         2.1 Amendment to Schedules. The List of Schedules and all of the Schedules to the Original Agreement are hereby deleted in their entirety and the revised List of Schedules and revised Schedules attached hereto are substituted therefor.

         2.2 Amendment to Definition of "Intangible Property". Section 1 (Definitions) of the Original Agreement is hereby amended by deleting the definition of "Intangible Property" and substituting the following therefor:

                  "Intangible Property" shall mean, with respect to each Property, all transferable or assignable (i) Permits, (ii) certificates, licenses, warranties, guarantees and Contracts held by each Seller, as owner, and/or its Affiliates relating to the Property, (iii) all trade names relating to the Property's name, specifically excluding the trade name Horizon Bay or any derivation or replacement thereof or addition thereto applied by Affiliates of Horizon Bay to other facilities, and (iv) all occupancy agreements, to the extent they are not an interest in real property, other than (x) the Excluded Assets and (y) such Permits which are to be held by, or transferred to, each Tenant, and/or Manager in order to permit each Tenant, and/or Manager, respectively, to operate or manage, as the case may be, such Property in accordance with the terms of the Lease and the Management Agreement."

         2.3 Amendments to Definition of "Pooling Agreement". Section 1 (Definitions) of the Original Agreement is hereby amended by deleting the definition of "Pooling Agreement" and substituting the following therefor:

                  ""Pooling Agreement" shall mean, collectively, the following agreements, each dated as of the Closing Date:

                  (A) the Horizon Bay CM7 Pooling Agreement, entered into by and among (i) CNL Retirement HB2, LP, a Delaware limited partnership ("CNL RHB"), (ii) Manager, (iii) Integrated Management - Carrington Pointe, L.L.C., a Delaware limited liability company, Integrated Living Communities of Sarasota, L.L.C., a Delaware limited liability company, Olympia Fields Senior Housing, L.L.C., a Delaware limited liability company, Senior Lifestyle East Bay Limited Partnership, a Delaware limited partnership, Greenwich Bay, L.L.C., a Delaware limited liability company, and West Bay Manor, L.L.C., a Delaware limited liability company (collectively, as tenants), and (iv) CNL Retirement HB2 California, LP, a Delaware limited partnership, CNL Retirement HB2 Sarasota FL, LP, a Delaware limited partnership, and CNL Retirement HB2 A Pack, LP, a Delaware limited partnership (collectively, the landlords);

                  (B) the Horizon Bay B5 Pooling Agreement, entered into by and among (i) CNL RHB, (ii) Manager, (iii) Senior Lifestyle Heritage, L.L.C, a Delaware limited liability company, Senior Lifestyle Newport Limited Partnership, a Delaware limited partnership, Senior Lifestyle Prosperity Limited Partnership, a Delaware limited partnership and Niles Lifestyle Limited Partnership, an Illinois limited partnership, (collectively, as tenants), and (iv) CNL Retirement HB2 Sun City AZ, LP, a Delaware limited partnership, CNL Retirement HB2 Boynton Beach FL, LP, a Delaware limited partnership, CNL Retirement HB2 Palm Beach FL, LP, a Delaware limited partnership, and CNL Retirement HB2 Niles, LP, a Delaware limited partnership (collectively, as landlords);

                  (C)      the Horizon Bay RP8 Pooling Agreement by and among
                           (i) CNL RHB, (ii) Manager, (iii) Riverchase Assisted Living, Ltd., a Texas limited partnership, Integrated Living Communities of West Palm Beach, L.L.C., a Delaware limited liability company, Senior Lifestyle Pinecrest Limited Partnership, a Delaware limited partnership, Senior Lifestyle Emerald Bay Limited Partnership, a Delaware limited partnership, Senior Lifestyle North Bay Limited Partnership, a Delaware limited partnership, Senior Lifestyle Sakonnet Bay Limited Partnership, a Delaware limited partnership, South Bay Manor, L.L.C., a Delaware limited liability company, and Integrated Living Communities of Dallas, L.P., a Delaware limited partnership (collectively, as tenants), and (iv) CNL Retirement HB2 Hoover AL, LP, a Delaware limited partnership, CNL Retirement HB2 West Palm Beach FL, LP, a Delaware limited partnership, CNL Retirement HB2 Largo FL, LP, a Delaware limited partnership, CNL Retirement HB2 Cumberland, RI, LP, a Delaware limited partnership, CNL Retirement HB2 Smithfield RI, a Delaware limited partnership, CNL Retirement Tiverton RI, LP, a Delaware limited partnership, CNL Retirement HB2 South Kingstown RI, LP, a Delaware limited partnership, and CNL Retirement HB2 Dallas TX, LP, a Delaware limited partnership (collectively, the landlords); and

                  (D) the Horizon Bay Upper Tier Pooling Agreement, among the CNL RHB, WHSLC Realty, L.L.C., a Delaware limited liability company, and Manager, and each substantially in the form attached hereto as SCHEDULE H-3A through D."

         2.4 Amendment to Section 3.1. The first sentence of Section 3.1 (Closing) to the Original Agreement is hereby deleted in its entirety and the following sentence is substituted therefor:

                  "The purchase, sale and lease of the Properties and other transactions contemplated hereby shall be consummated on a date (the "Closing Date") that is mutually agreeable to all of the parties but no later than February 6, 2004, as such date may be extended pursuant to the express terms and conditions of this Agreement (the "Closing")."

         2.5 GMAC Condition. Purchaser and the applicable Sellers acknowledge that the Lender Consents have not been obtained with respect to the North Bay Property, South Bay Manor Property, Treemont Property and Emerald Bay Manor Property (each a "GMAC Property" and collectively, the "GMAC Properties") as of the Closing Date and that it is a condition precedent to the obligations of Purchaser and the applicable Sellers to close on the GMAC Properties that such Lender's Consent shall be satisfied for each of the GMAC Properties (the "GMAC Condition"). To allow the GMAC Condition to be satisfied, Purchasers and the applicable Sellers hereby extend the Closing Date with respect to each of the GMAC Properties only to a date (the "GMAC Extended Closing Date") which is the earlier of (i) the date which is five (5) Business Days after the date on which the GMAC Condition relating to any of the GMAC Properties is satisfied (or to such earlier date as agreed to in writing by the each applicable Seller and Purchaser), provided that the conditions precedent to Closing set forth in Sections 4 and 5 of the Original Agreement are satisfied (or waived in writing by the applicable party pursuant to the provisions of Sections 4 and 5 of the Original Agreement), or (ii) the Final Extended Closing Date. The Closing on all Properties other than Sakonnet Bay Manor and the GMAC Properties shall occur in accordance with the provisions of the Original Agreement as hereby amended. Purchaser shall proceed to Closing on the Closing Date in accordance with all the terms and conditions of this Agreement on all of the Properties other than Sakonnet Bay Manor and the GMAC Properties. Purchaser shall deposit with the Title Company at the Closing of all of the other Properties the Second Security Amount for Sakonnet Bay Manor and the GMAC Properties, and the Purchase Price at the initial Closing shall be reduced by the Sakonnet Bay Manor Allocated Purchase Price ($24,678,951), the North Bay Allocated Purchase Price ($19,401,076), the South Bay Manor Allocated Purchase Price ($16,859,877), the Treemont Allocated Purchase Price ($19,792,030) and the Emerald Bay Manor Allocated Purchase Price ($19,142,069) and the Aggregate Shortfall Reserve Fund to be paid by Sellers at the Closing of all of the other Properties shall be reduced by the portion of the Aggregate Shortfall Reserve Fund allocated to Sakonnet Bay Manor and the GMAC Properties on Schedule F, such adjustments to reflect that Sakonnet Bay Manor and the GMAC Properties are not included in the Closing of all of the other Properties. Purchaser shall proceed to Closing on each of the GMAC Properties on the GMAC Extended Closing Date for each GMAC Property subject to all of the terms and conditions of the Agreement. If the Closing on any of the GMAC Properties has not occurred by Final Extended Closing Date, then this Agreement shall terminate as it relates to such GMAC Property (the "Terminated GMAC Property") and be of no further force and effect except with respect to provisions hereof which by their express terms survive a termination of the Agreement, Purchaser shall (subject to the terms of Section 11.2 of the Original Agreement to the contrary) receive a return of the Second Security Amount relating to such Terminated GMAC Property, and each party to the Agreement shall (subject to the terms of Section 11.1 of the Original Agreement to the contrary), pay for its own out-of-pocket expenses incurred in respect of the transactions contemplated by the Agreement.

         2.6 Amendment to Section 8.4(c). Section 8.4(c) of the Original Agreement is hereby deleted in its entirety, and the following is hereby substituted in its place:

                 "(c)     The applicable Seller shall be responsible to timely
                 complete and pay all costs of and shall indemnify Purchaser and its assigns against any cost, loss, damage or liability relating to any failure of the applicable Seller to pay all amounts due under the applicable Renovation Contract, the applicable Environmental Contract, or under any contract executed by an applicable Seller/Tenant either prior to or after the Closing Date to perform Required Property Repairs."

         2.7 Amendments to Section 10.2(a) (Apportionments). Section 10.2(a) of the Original Agreement is hereby amended by increasing the amount includable in the determination of rent by Twenty-Seven Thousand Three Hundred Dollars ($27,300) from Six Million Three Hundred Fifty Thousand Dollars ($6,350,000) to Six Million Three Hundred Seventy-Seven Thousand Three Hundred Dollars ($6,377,300).

SECTION 3. TRANSFER OF THE CHERRY HILLS CLUB PROPERTY.

         The parties hereby acknowledge and agree that the Cherry Hills Club Property will not be transferred to Cherry Hills Club, L.L.C. prior to the Closing Date, as contemplated by Section 8.5 of the Original Agreement. The parties hereby agree that upon approval of the change of ownership application described in Section 8.5 of the Original Agreement after the Closing, at the discretion of Integrated Management - Carrington Pointe, L.L.C. ("Integrated Management"), the contemplated Tenant of the Cherry Hills Club Property as of the Closing Date, shall have the right, but not the obligation, to assign its interest in the Cherry Hills Club Property Lease to Cherry Hills Club, L.L.C. and upon such assignment, Integrated Management shall be released from all of its liabilities and obligations under said Lease arising on and after the date of such assignment and, at Integrated Management's request, the Property Transferee, Integrated Management and Cherry Hills Club, L.L.C. shall enter into an Assignment, Assumption and Consent Agreement, pursuant to which (i) Integrated Management assigns all of its rights, liabilities and obligations under the Lease to Cherry Hills Club, L.L.C., (ii) Cherry Hills Club, L.L.C. assumes all rights, liabilities and obligations under the Lease of the date of such assignment and (iii) the parties acknowledge that Integrated Management is released from all of its liabilities and obligations under the Lease on and after the date of such assignment.

SECTION 4. WATERSIDE RETIREMENT ESTATES LIFE CARE CONTRACTS

         In accordance with Section 10.1(a) of the Original Agreement, the Waterside Retirement Estates Property Seller shall credit the Waterside Retirement Estates Tenant the aggregate minimum refund liability (the equivalent of the deposit) under the life care contracts in the amount of One Million Eight Hundred Fifty-Four Thousand Seven Hundred Twenty Dollars ($1,854,720) (the "Life Care Deposits"). The Life Care Deposits were previously held as a liability on the Waterside Retirement Estates Seller's balance sheet. Upon the credit of the Life Care Deposits and deposit of the Life Care Deposits into a segregated escrow account pursuant to the terms of the Lease and subsequent to the Closing, the Waterside Retirement Estates Property Tenant may seek the return of the cash deposit (the "DOI Collateral") held in accordance with the State of Florida Department of Insurance's requirements in connection with the life care contracts. Upon the return of the DOI Collateral to Waterside Retirement Estates Tenant, such amount may be distributed by the Waterside Retirement Estates Tenant to its members and such distribution shall not be subject to the Pooling Agreements. In conjunction with the return of the DOI Collateral, the Waterside Retirement Estates Tenant may pledge, escrow or deliver to or in favor of the State of Florida Department of Insurance the Life Care Deposits. The obligation or voluntary filing on a post-closing basis of the Waterside Retirement Estates Tenant with the State of Florida Department of Insurance shall not constitute a breach of the applicable Seller's representation under Section 6.1(e) or (i) of the Original Agreement.

SECTION 5. EMERALD BAY WATER DAMAGE REPAIRS

         At Closing, to the extent not paid by the Emerald Bay Seller prior to Closing, the Emerald Bay Seller shall credit the Emerald Bay Tenant on the Closing Statement (i) Twenty-Eight Thousand Dollars ($28,000) on account of a water damage clean-up invoice for work performed prior to the date hereof, but not paid as of the date hereof and (ii) Twenty-Five Thousand Dollars ($25,000), which is the amount of the deductible under the Emerald Bay Property Seller's property damage insurance in connection with its insurance claim for water damage.

SECTION 6. MISCELLANEOUS.

         6.1 Notices. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Amendment shall be delivered as set forth under Section 12.4 of the Original Agreement.

         6.2 Counterparts, Etc. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed originals for purposes of determining the enforceability of this Amendment. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. The Original Agreement as amended by this Amendment may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

         6.3 Ratification. Except as amended by this Amendment, the terms of the Original Agreement are hereby ratified and confirmed in all respects.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to Purchase and Sale Agreement to be executed as a sealed instrument as of the date first hereinabove written.

                            SELLERS:

                            THE PARK AT RIVERCHASE (AL):

                            RIVERCHASE ASSISTED LIVING, LTD.,
                            a Texas limited partnership

                            By: WXI/Senior Lifestyle Riverchase Gen-Par, L.L.C.,
                                a Delaware limited liability company,
                                its General Partner

                                By: Integrated Living Communities, L.L.C.,
                                    a Delaware limited liability company,
                                    its Sole Member

                                    By: /s/ Jon A. DeLuca
                                        -----------------------------------
                                        Jon A. DeLuca
                                        Vice President and
                                        Chief Financial Officer

                            THE HERITAGE PALMERAS (AZ):

                            SENIOR LIFESTYLE HERITAGE, L.L.C.,
                            a Delaware limited liability company

                            By: WHSLA Real Estate Limited Partnership,
                                a Delaware limited partnership,
                                its Sole Member

                                By:  WHSLA Gen-Par, Inc.,
                                     a Delaware corporation,
                                     its General Partner

                                     By: /s/ Jon A. DeLuca
                                         -----------------------------------
                                         Jon A. DeLuca
                                         Vice President and
                                         Chief Financial Officer

                                 CARRINGTON POINTE AND CHERRY HILLS CLUB (CA):

                                 INTEGRATED MANAGEMENT - CARRINGTON
                                 POINTE, L.L.C.,
                                 a Delaware limited liability company

                                 By:      /s/ Jon A. DeLuca
                                          -----------------------------------
                                          Jon A. DeLuca
                                          Vice President and
                                          Chief Financial Officer

                                 HERON'S RUN (FL):

                                 INTEGRATED LIVING COMMUNITIES OF WEST
                                 PALM BEACH, L.L.C.,
                                 a Delaware limited liability company

                                 By:      /s/ Jon A. DeLuca
                                          -----------------------------------
                                          Jon A. DeLuca
                                          Vice President and
                                          Chief Financial Officer

                             NEWPORT PLACE AND THE POINTE AT NEWPORT PLACE (FL):

                             SENIOR LIFESTYLE NEWPORT LIMITED PARTNERSHIP, a Delaware limited partnership

                             By:      SLC Newport, Inc.,
                                      a Delaware corporation,
                                      its General Partner

                                      By:      /s/ Jon A. DeLuca
                                               -------------------------------
                                               Jon A. DeLuca
                                               Vice President and
                                               Chief Financial Officer

                             PINECREST PLACE (FL):

                             SENIOR LIFESTYLE PINECREST LIMITED PARTNERSHIP, a Delaware limited partnership

                             By:      SLC Pinecrest, Inc.,
                                      a Delaware corporation,
                                      its General Partner

                                      By:      /s/ Jon A. DeLuca
                                               -------------------------------
                                               Jon A. DeLuca
                                               Vice President and
                                               Chief Financial Officer

                            PROSPERITY OAKS (FL):

                            SENIOR LIFESTYLE PROSPERITY LIMITED PARTNERSHIP, a Delaware limited partnership

                            By:      Prosperity Gen-Par, Inc.,
                                     a Delaware corporation,
                                     its General Partner

                                     By:      /s/ Jon A. DeLuca
                                              -------------------------------
                                              Jon A. DeLuca
                                              Vice President and
                                              Chief Financial Officer

                            WATERSIDE RETIREMENT ESTATES (FL):

                            INTEGRATED LIVING COMMUNITIES OF SARASOTA, L.L.C., a Delaware limited liability company

                            By:      /s/ Jon A. DeLuca
                                     -----------------------------------
                                     Jon A. DeLuca
                                     Vice President and
                                     Chief Financial Officer

                            THE PARK AT OLYMPIA FIELDS (IL):

                            OLYMPIA FIELDS SENIOR HOUSING, L.L.C.,
                            a Delaware limited liability company

                            By:    WHSLC Realty, L.L.C.,
                                   a Delaware limited liability company

                                   By:   WHSLH Realty, L.L.C.,
                                         a Delaware limited liability company,
                                         its member

                                         By:      /s/ Jon A. DeLuca
                                                  -----------------------------
                                                  Jon A. DeLuca
                                                  Vice President and
                                                  Chief Financial Officer

                             EAST BAY MANOR (RI):

                             SENIOR LIFESTYLE EAST BAY LIMITED PARTNERSHIP, a Delaware limited partnership

                             By:      SLC East Bay, Inc.,
                                      a Delaware corporation,
                                      its General Partner

                                      By:      /s/ Jon A. DeLuca
                                               -------------------------------
                                               Jon A. DeLuca
                                               Vice President and
                                               Chief Financial Officer

                             EMERALD BAY MANOR (RI):

                             SENIOR LIFESTYLE EMERALD BAY LIMITED PARTNERSHIP, a Delaware limited partnership

                             By:      SLC Emerald Bay, Inc.,
                                      a Delaware corporation,
                                      its General Partner

                                      By:      /s/ Jon A. DeLuca
                                               -------------------------------
                                               Jon A. DeLuca
                                               Vice President and
                                               Chief Financial Officer

                             GREENWICH BAY MANOR (RI):

                             GREENWICH BAY, L.L.C.,
                             a Delaware limited liability company

                             By:      /s/ Jon A. DeLuca
                                      -----------------------------------
                                      Jon A. DeLuca
                                      Vice President and
                                      Chief Financial Officer

                           NORTH BAY MANOR (RI)

                           SENIOR LIFESTYLE NORTH BAY LIMITED PARTNERSHIP, a Delaware limited partnership

                           By:      SLC North Bay, Inc.,
                                    a Delaware corporation,
                                    its General Partner

                                    By:      /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                           SAKONNET BAY MANOR (RI):

                           SENIOR LIFESTYLE SAKONNET BAY LIMITED PARTNERSHIP, a Delaware limited partnership

                           By:      SLC Sakonnet Bay, Inc.,
                                    a Delaware corporation,
                                    its General Partner

                                    By:      /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                           SOUTH BAY MANOR (RI):

                           SOUTH BAY MANOR, L.L.C.,
                           a Delaware limited liability company

                           By:      /s/ Jon A. DeLuca
                                    -----------------------------------
                                    Jon A. DeLuca
                                    Vice President and
                                    Chief Financial Officer

                         WEST BAY MANOR (RI):

                         WEST BAY MANOR, L.L.C.,
                         a Delaware limited liability company

                         By:      /s/ Jon A. DeLuca
                                  -----------------------------------
                                  Jon A. DeLuca
                                  Vice President and
                                  Chief Financial Officer

                         TREEMONT RETIREMENT COMMUNITY (TX):

                         INTEGRATED LIVING COMMUNITIES OF DALLAS, L.P., a Delaware limited partnership

                         By: Integrated Living Communities of Dallas Gen-Par, L.L.C.,
                                  a Delaware limited liability company,
                                  its General Partner

                                  By:      /s/ Jon A. DeLuca
                                           -----------------------------------
                                           Jon A. DeLuca
                                           Vice President and
                                           Chief Financial Officer

                              PURCHASER:

                              CNL RETIREMENT CORP., A FLORIDA CORPORATION

                              By:      /s/ Marcel Verbaas
                                       ----------------------------------------
                                       Marcel Verbaas
                                       Senior Vice President

                    REVISED LIST OF SCHEDULES ATTACHED HERETO

Schedule A                   Description of Properties and Sellers

Schedule B                   Allocation of Purchase Price

Schedule C                   List of Due Diligence Materials

Schedule D                   FF& E Schedule

Schedule E-1                 Form of Lease

Schedule E-2                 Form of Memorandum of Lease

Schedule F                   Allocation of Aggregate Shortfall Reserve Fund

Schedule G                   List of Lenders and Loan Documents for each Property, together with Estimated
                             Principal Balance as of December 31, 2003 under each Loan and Required
                             Reserve/Escrow Balances and Required Additional Security

Schedule H-1                 Form of Management Agreement

Schedule H-2                 Form of Manager Subordination

Schedule H-2A                Form of CM7 Pooling Agreement

Schedule H-2B                Form of B5 Pooling Agreement

Schedule H-2C                Form of RP8 Pooling Agreement

Schedule H-2D                Form of Upper Tier Pooling Agreement

Schedule I                   List of Motor Vehicles and Description of Motor Vehicle Leases

Schedule J-1 through J-19    Legal Description of each Property

Schedule K                   List of Renovation Contracts

Schedule L                   Description of Emerald Bay Refinancing Terms

Schedule M-1                 Form of Special Warranty Deed - Alabama

Schedule M-2                 Form of Special Warranty Deed - Arizona

Schedule M-3                 Form of Grant Deed - California

Schedule M-4                 Form of Special Warranty Deed - Florida

Schedule M-5                 Form of Special Warranty Deed - Illinois

Schedule M-6                 Form of Quitclaim Deed - Rhode Island

Schedule M-7                 Form of Special Warranty Deed - Texas

Schedule N                   Form of Assignment and Assumption of Contracts

Schedule O                   Form of Assignment and Assumption of Intangible Property

Schedule P                   Form of Assignment and Assumption of Occupancy Agreements

Schedule Q                   Form of Bill of Sale

Schedule R                   Form of Cherry Land Sale Contract Assignment and Assumption

Schedule S                   Schedule of Non-Terminable Contracts

Schedule T                   Litigation Matters

Schedule U                   List of Environmental Reports

Schedule V                   Purchaser and Property Transferees Organizational Chart